UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2007

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

610 Newport Center Drive, Suite 1150 Newport Beach, California	92660-6429
(Address of Principal Executive Offices)	(Zip Code)

(949) 718-4400

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01	AMENDMENTS TO ARTICLES OF INCORPORATION OF BYLAWS; CHANGE IN FISCAL YEAR

On October 23, 2007, Nationwide Health Properties, Inc., a Maryland corporation (the “Company”), filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland to reclassify all of the 1,000,000 authorized but unissued shares of the Company’s 7.677% Series A Cumulative Preferred Step-Up REIT Securities, par value $1.00 per share, as authorized but unissued shares of the Company’s Preferred Stock, $1.00 par value per share, without designation as to series. The foregoing description of the Articles Supplementary is qualified in its entirety by reference to the Articles Supplementary, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

EXHIBIT NO.	DESCRIPTION
3.1	Articles Supplementary, filed October 23, 2007 with the State Department of Assessments and Taxation of Maryland.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nationwide Health Properties, Inc.
(Registrant)

Date: October 23, 2007	By:	/s/ Abdo H. Khoury
Abdo H. Khoury
Senior Vice President and Chief Financial and Portfolio Officer

Exhibit Index

EXHIBIT NO.	DESCRIPTION
3.1	Articles Supplementary, filed October 23, 2007 with the State Department of Assessments and Taxation of Maryland.